SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                            GOUVERNEUR BANCORP, INC.
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              (Name of Registrant as Specified In Its Charter)


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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:

Gouverneur Bancorp, Inc.
42 Church Street
Gouverneur, New York 13642
(315) 287-2600
________________________________________________________________________________


                                                January 10, 2008

Dear Fellow Stockholder:

         On behalf of our Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Gouverneur Bancorp, Inc. The meeting will be held in the Boardroom of Gouverneur Savings & Loan Association, 20 John Street, Gouverneur, New York, on Monday, February 11, 2008 beginning at 10:00 a.m. At the meeting, stockholders will be asked to elect one member to our Board of Directors to serve for a three-year term expiring in 2011. The Board of Directors has nominated director Robert J. Leader for election as director at the 2008 annual meeting. Stockholders will also be asked to ratify the appointment of our independent public accountants for the fiscal year ending September 30, 2008. Please read the accompanying proxy statement carefully before you decide how to vote.

         It is very important that you be represented at the meeting regardless of the number of shares you own, or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         The Board unanimously recommends that stockholders vote "FOR" the director nominee and the ratification of our independent public accountants.

         We appreciate your continued support of Gouverneur Bancorp, Inc. and its subsidiary, Gouverneur Savings and Loan Association.


                                       Sincerely,

                                       /s/ Richard F. Bennett
                                       -------------------------------------
                                       Richard F. Bennett
                                       President and Chief Executive Officer

                            GOUVERNEUR BANCORP, INC.
                                 ______________

                                42 Church Street
                           Gouverneur, New York 13642
                                 (315) 287-2600
                                 ______________

                                 PROXY STATEMENT
                          WITH NOTICE OF ANNUAL MEETING

                    GENERAL INFORMATION AND NOTICE OF MEETING

         Gouverneur Bancorp, Inc., the holding company for Gouverneur Savings and Loan Association, will be holding its annual meeting of stockholders on February 11, 2008. The meeting will be held in the Boardroom of Gouverneur Savings & Loan Association, 20 John Street, Gouverneur, New York 13642, beginning at 10:00 a.m. A proxy card is included with this Proxy Statement.

         At the meeting, we will ask stockholders to consider and vote upon:

         I. The election of one member to our Board of Directors to serve for a three-year term and until his successor has been duly elected and qualified;

         II. The ratification of the appointment of Beard Miller Company LLP as independent public accountants for the Company for the fiscal year ending September 30, 2008; and

such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

         The Board of Directors is soliciting your proxy to vote at the meeting and at any adjournments of the meeting. Please complete the enclosed proxy card and return it in the enclosed return envelope as soon as possible. Each of our stockholders has one vote for each share of common stock owned. On the election of directors, each stockholder may vote for one director, but may not cast more votes for the nominee than the number of shares owned by that stockholder.

         Stockholders of record on December 27, 2007 are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at any adjournment of the meeting. This is known as the "Record Date." Please read this Proxy Statement carefully before you decide how to vote. We encourage you to return the proxy card even if you plan to attend the meeting. This will save us additional expense in soliciting proxies and will ensure that your vote is counted. You may still vote in person at the meeting even if you return the proxy card.

         On the Record Date, there were 2,300,059 shares of Gouverneur Bancorp, Inc. common stock, par value $.01 per share, issued and outstanding.

        In this Proxy Statement, the terms "Company," "we," "our," "us," or similar terms refer to Gouverneur Bancorp, Inc. References to the "Bank" mean Gouverneur Savings and Loan Association, our wholly owned subsidiary.

       Your Board of Directors unanimously recommends that you vote "FOR"
         the director nominee described in this Proxy Statement and the ratification of the independent public accountants.

 This Proxy Statement and Notice of Annual Meeting is first being made available to stockholders on or about January 10, 2008.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. WE HAVE ENCLOSED A SELF ADDRESSED ENVELOPE, WHICH YOU CAN USE TO RETURN YOUR PROXY CARD. NO POSTAGE IS REQUIRED IF YOU MAIL THE ENVELOPE IN THE UNITED STATES.

Voting and Proxy Cards

         If you sign and return a proxy card on the form which the Board of Directors is soliciting so we receive it before the polls close at the meeting, your votes will be cast as you have marked on the proxy card, unless you revoke your proxy before the polls close. If you properly sign and return our proxy card but you do not mark on it how you want to vote on any matter, then the Board of Directors, as your proxy, will vote your shares in favor of the nominee for director named in this Proxy Statement and the ratification of the appointment of Beard Miller Company LLP as the independent public accountants. If any stockholder properly presents any other matter for a vote, including a proposal to adjourn the meeting, the Board of Directors as the holder of your proxy may vote on those matters based on its judgment. We do not know of any other matters that stockholders may present for a vote at the meeting.

         If you sign and return the enclosed proxy card, you may revoke it at any time before the polls are closed. If you want to revoke your proxy card, you must: (i) sign and deliver a written notice to the Secretary of the Company, at or before the meeting, dated after the date of your proxy stating that you want to revoke the proxy; (ii) sign and deliver to the Secretary of the Company at or before the meeting another proxy card relating to the same shares with a later date; or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Charles C. VanVleet, Secretary, Gouverneur Bancorp, Inc., 42 Church Street, Gouverneur, New York 13642.

         Quorum. If 1,150,030 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum, which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then the shares are counted as present for purposes of determining a quorum.

         Required Vote. A plurality of the votes cast is required to elect directors under Proposal I. This means that the nominees for each directorship who receive the most votes will be elected. Abstentions and broker non-votes will not be counted for or against any of the nominees and will have no effect on the outcome of this proposal.

         The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the meeting is required to ratify the appointment of our independent public accountants under Proposal II. Abstentions will be counted as votes against the proposal, and broker non-votes will have no effect on the outcome of this proposal.

         The affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the meeting is required to approve any other proposal, unless our bylaws, our charter or any law that applies to the Company requires a different vote.

         Director Nominations by Stockholders. Our bylaws provide that, at an annual meeting, a stockholder may nominate a person for election as a director only if advance notice of intent to nominate the person is given to the Company. The notice must be received by the Company at least five days before the date of the meeting. The notification shall contain the following information to the extent known to the notifying stockholder: (i) the name and address of each proposed nominee; (ii) the age of each proposed nominee; (iii) the principal occupation of each proposed nominee; (iv) the number of shares of the Company owned by each proposed nominee; (v) the total number of shares that, to the knowledge of the notifying stockholder, will be voted for each proposed nominee;
(vi) the name and residence address of the notifying stockholder; and (vii) the number of shares of the Company owned by the notifying stockholder. Our bylaws require similar advance notice if a stockholder wants to make any other proposal at an annual meeting of stockholders.

         Vote By Cambray MHC. Cambray MHC is the beneficial owner of 1,311,222 shares, or 57.01% of the Company's issued and outstanding common stock. Cambray MHC will vote all of the shares of the common stock it owns in accordance with the instructions of its Board of Directors, which is comprised of the same 1 individuals who serve as directors of the Bank and the Company. We expect that Cambray MHC will vote such shares in favor of both Proposals. Since Cambray owns more than 50% of the outstanding shares of the Company's common stock, we expect that it will control the outcome of both Proposals.

Important Information for Stockholders Whose Stock Is Held in Street Name

         If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock records in your own name, please tell your broker as soon as possible how to vote your shares to make sure that your broker votes your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.


                      PRINCIPAL OWNERS OF OUR COMMON STOCK

         The following table provides you with information, to the best of our knowledge, about stock ownership by directors, executive officers, and any person or group known by us to own beneficially more than 5% of our outstanding common stock. In general, beneficial ownership means a person's ownership of shares that a person has the power to vote, sell or otherwise dispose of, and which a person has a right to acquire (such as through the exercise of stock options) within sixty days of the date of the Record Date. The information is as of the Record Date. We know of no one person or group, other than as listed below, who beneficially owned more than 5% of our common stock as of the Record Date. Information about persons or groups who own beneficially more than 5% of our common stock is based on filings with the Securities and Exchange Commission ("SEC") on or before the Record Date.


 Name of Beneficial Owner and                  Shares Beneficially Owned          Percent of total
Address for more than 5% owners                 at December 27, 2007 (1)        shares outstanding (2)
-------------------------------                 ------------------------        ----------------------
Cambray Mutual Holding Company                         1,311,222                       57.01%
42 Church Street, Gouverneur, New York 13642

Third Avenue Management, LLC/                            205,511                        8.94%
Third Avenue Value Fund,
Inc. 622 Third Avenue, New York, New York 10017


Frank Langevin, Chairman of the Board                     35,000                        1.52%

Richard F. Bennett, President                             69,918(3)                     3.04%
and Chief Executive Officer and Director

Richard E. Jones, Director                                 7,200(4)                        *

Robert J. Leader, Director                                36,101                        1.57%

Timothy J. Monroe, Director                               10,000                           *

F. Toby Morrow, Director                                   3,700                           *

Joseph C. Pistolesi, Director                             11,705                           *

Robert J. Twyman, Vice President and                      10,017(5)                        *
Chief Financial Officer

Directors and Executive Officers of the                  221,980(6)                     9.65%
Company, as a group (11 persons)

-----------------------------

(1) The amount reported represents shares held directly, as well as shares allocated to participants in our Employee Stock Ownership Plan ("ESOP") and other shares with respect to which a person may be deemed to have sole or shared voting or investment power. A total of 9,926 shares were allocated to ESOP participants in fiscal 2007, of which 3,981 shares were allocated to executive officers as a group. Unallocated shares and allocated shares for which no voting instructions are received are voted in the same proportion as allocated shares voted by ESOP participants. The amount reported includes 6,840 unvested Management Recognition Plan ("MRP") shares awarded to directors and executive officers as a group in fiscal 2005, which will vest in equal amounts on September 1, 2008, 2009 and 2010. The amount reported also includes 1,700 unvested MRP shares awarded to one director in fiscal 2007, which will vest on December 29, 2007, 2008, 2009, 2010 and 2011. These unvested MRP shares may be voted by the recipients at the meeting. Also includes 36,200 stock options granted to executive officers and 5,450 options granted to non-employee directors under the Stock Option Plan ("SOP") which have not been exercised, representing options exercisable on the Record Date or within 60 days thereafter.
(2) Based upon 2,300,059 shares outstanding on the Record Date. An asterisk ("*") means that the percentage is less than 1%.
(3) Includes 11,768 shares allocated to Mr. Bennett in the ESOP. Includes 6,200 shares owned by Mr. Bennett's spouse in an Individual Retirement Account, as to which Mr. Bennett disclaims beneficial ownership.
(4) Includes 1,000 shares owned by Mr. Jones' spouse, as to which Mr. Jones disclaims beneficial ownership.
(5)  Includes 4,317 shares allocated to Mr. Twyman in the ESOP.
(6) Includes 16,256 shares allocated to four executive officers, other than Mr. Bennett, in the ESOP.


                          I. THE ELECTION OF DIRECTORS

         Our Board of Directors presently has seven members, and as provided in the Company's bylaws, it is divided into three classes, with each class of directors being elected for three-year terms.

         At this meeting, stockholders will elect one director. The Board of Directors has nominated Robert J. Leader for election as director. Stockholders elect directors at the meeting by a plurality of the votes cast, which means that the nominee with the highest vote totals will be elected. There is no cumulative voting in the election of directors, which means that no stockholder may cast more votes in favor of any one nominee than the number of shares owned of record by that stockholder.

         The person who the stockholders elect at the meeting will serve for a three year term of office which expires at the annual meeting of stockholders to be held in the year 2011 and until his successor is elected and qualifies. The Company's Bylaws provide that no director shall be eligible for nomination for election, appointment or continued service as a director once the director attains 75 years of age unless the remaining directors unanimously vote to permit such director to serve in office until the expiration of his or her term. Nominee Leader will attain age 75 during the first year of his term, if elected.

         The nominee named below has consented to being named in this Proxy Statement and to serve, if elected. If the nominee becomes unavailable for election for any presently unforeseen reason, the Board of Directors, as the holder of your proxy, will have the right to use its discretion to cast your votes for a substitute.

The Board of Directors and Nominee

         We are providing the following information regarding the nominee and other directors who will continue in office after the meeting. There are no arrangements or understandings by which any director was selected to serve as such. All directors of the Company are also directors of the Bank. There are no family relationships among directors and executive officers of the Company and the Bank. Ages are as of the Record Date. Directors Bennett, Jones and Langevin and nominee Leader have been directors since the Company was formed in March 1999. Directors Monroe and Pistolesi were both elected as directors in May 1999, and Director Morrow was elected as a director in March 2005.

Nominee

         Robert J. Leader, age 74, has been a Partner in Case & Leader LLP, a law firm in Gouverneur, New York, since 1966. Mr. Leader has served as Chairman of the Board (and currently as Trustee) of the Gouverneur EJ Noble Hospital; Secretary and Trustee of North Country Hospitals; President (and currently as Director) of Kinney Nursing Home Co., Inc.; and as a Director of B-S Industrial Contractors, Inc. Mr. Leader, who is also a co-owner and co-developer of real estate concerns, has served as counsel to the Villages of Gouverneur and Hermon; the Towns of Fowler, Pitcairn, Rossie and Edwards and the Gouverneur Central School. Mr. Leader is a member and past President of the Gouverneur Rotary Club and past President of the Gouverneur Development Corporation.


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE IN FAVOR OF THIS NOMINEE

Continuing Directors

         The following persons are existing directors whose terms of office will continue after the meeting. Ages are as of the Record Date.

         Richard F. Bennett, age 63, has been the President and Chief Executive Officer of the Bank since 1988 and has held the same positions with the Company since its formation in March 1999. Mr. Bennett joined the Bank in December 1986. Mr. Bennett is a former Director of the Community Bankers Association of New York State and was formerly chairman of its Regional Group II. Mr. Bennett serves as a director on two hospital boards, EJ Noble Hospital in Gouverneur and the River Hospital in Alexandria Bay. Mr. Bennett is a Trustee of the St. James Parish Council, was a member of the Gouverneur Rotary Club and has served as a member of the board of directors of a local non-profit organization that provides rehabilitation financing for low-income housing. His term as a director expires in 2009.

         Richard E. Jones, age 66, is the retired owner of J & H Feed and Farm Store, which he operated from 1978 until 2002. He is active in the Gouverneur Elks Lodge. His term as a director expires in 2010.

         Frank Langevin, age 74, has been Chairman of the Board since February 2001. He was, until his retirement in 1993, the owner and operator of P.A. Langevin Inc., a commercial buildings contracting company. Mr. Langevin is a former Director of the Gouverneur Country Club and was a member of the Gouverneur Central School Board of Education for 17 years. His term as a director expires in 2010.

         Timothy J. Monroe, age 55, is a veterinarian in private practice in Gouverneur and the proprietor of the Northland Veterinary Hospital. Mr. Monroe is also an elected councilman on the Town Council in Gouverneur; Chairman of the Board of Gouverneur EJ Noble Hospital and a former member of the Board of Directors of a local public television station. His term as a director expires in 2009.

         F. Toby Morrow, age 63, is a retired Certified Public Accountant. In 1966, he joined as an accountant, the firm of Robb, Dowling and Adams in Watertown, NY and became a partner in 1987. The firm later became Morrow and Poulsen PC, from which he retired in 2000. He has been a board member with the First United Methodist Church and actively involved with the Watertown Urban Mission, Rotary, the Institute of Management Accountants and the New York State Society of Certified Public Accountants. Mr. Morrow is Chairman of the Audit Committee. His term as a director expires in 2010.

         Joseph C. Pistolesi, age 59, is the owner and operator of the Clearview Motel in Gouverneur. He is also the owner of Pistolesi Rentals, a company engaged in the ownership and rental of real estate in the Gouverneur area. Mr. Pistolesi is a member and the former President of the St. Lawrence County Hotel and Restaurant Association. His term as a director expires in 2009.

Executive Officers Who Are Not Directors

         The Board of Directors elects executive officers for one-year terms and they serve at the pleasure of the Board. Provided below is certain information regarding the executive officers of the Company and the Bank who are not directors. Their ages are as of the Record Date.

         John L. Bartlett, age 43, was an Assistant Vice President with the Bank from August 1998 to February 2001 and has been a Vice President with the Bank since February 2001. Mr. Bartlett previously held the position of President and Chief Executive Officer of Citizens National Bank of Hammond from June 1993 until July 1998.

         Kathleen F. McIntosh, age 59, has been Treasurer of the Bank since January 1990 and has held the same position with the Company since its formation in March 1999. Ms. McIntosh has been employed at the Bank since December 1988.

         Robert J. Twyman, age 60, has been the Chief Financial Officer of the Bank and the Company since October 1999 and a Vice President since February 2001. Mr. Twyman previously held the position of Vice President and Comptroller of First National Bank of Northern New York from March 1989 until October 1999.

         Charles C. VanVleet, age 49, was an Assistant Vice President with the Bank from August 1996 to February 2001 and held the same position with the Company from its inception until February 2001. From February 2001 until August 2005 he was been a Vice President with the Bank and the Company. In August 2005 he was named Senior Vice President for the Bank and the Company. Mr. VanVleet has been Secretary of the Bank and Company since 1999. Mr. VanVleet previously held the position of Assistant Vice President with First National Bank of Northern New York from May 1987 until August 1996.

Meetings of the Board of Directors and Certain Committees

         Our Board of Directors held twelve meetings during fiscal 2007. The Board of Directors has an Executive Committee, Audit Committee, Corporate Governance and Nominating Committee and a Personnel Committee.

         Our Executive Committee consists of all the Company's Directors. This committee's purpose is to consider and evaluate certain confidential matters, which may come before the Board and assist the Board with corporate strategies, as needed. One meeting of this committee was held in fiscal 2007.

         Our Audit Committee, which met four times during fiscal 2007, consists of all directors except Mr. Bennett, Mr. Langevin and Mr. Leader. Mr. Morrow is Chairman of the Audit Committee. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent public accountants. It has the authority to engage separate legal counsel and other advisors, as necessary to execute its duties. To fulfill its responsibility, the committee oversees matters related to the accounting, bookkeeping and auditing functions of the Company and meets periodically with the Company's independent public accountants to arrange for the audit of the Company's annual financial statements and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews, approves and supervises the internal auditing procedures of the Company. Under the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the Audit Committee must adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal control and audit matters, and the anonymous, confidential submission by the Company's employees of concerns regarding questionable accounting and audit matters.

         Our Corporate Governance and Nominating Committee (the "Nominating Committee") which met one time during fiscal 2007, is composed of directors Jones, Monroe, Morrow and Pistolesi for the purpose of identifying, nominating and recruiting directors for election at the stockholders' meeting. All members of the Nominating Committee meet the independence requirement of the American Stock Exchange ("AMEX") listing standard applicable to the Company. The Nominating Committee operates under a charter. The Nominating Committee Charter is posted and available on the Bank's website (http://www.gouverneurbank.com) under the link `Investor Relations.'

         Our Personnel Committee, which met once during fiscal 2007, consists of all directors except Mr. Bennett, with Mr. Langevin as Chairman. The committee functions on compensation matters for the Company. The committee is also responsible for overseeing the Company's activities related to the ESOP, and for administering and making awards under the SOP and the MRP. The Personnel Committee does not operate under a charter.

Director Independence

         Our Board has determined that all of the Directors and nominees are "independent" as defined by the AMEX standard, except for Director Bennett, by virtue of his employment relationship with the Company and the Bank, Director Leader who is a principal in a firm that receives fees for services from the Bank, and Director Langevin who worked as a construction consultant (i.e., "Clerk of the Works") through March 2, 2007 on the construction of the new bank building and received fees for those services from the Bank.

         In accordance with AMEX rules, independent members of the Board meet in executive session without the presence of non-independent directors and management of the Company at least annually. The Board met one time in executive session during fiscal 2007.

Stockholder Communication with the Board of Directors

         In furtherance of the Company's desire to effectively communicate with our stockholders, our Board has implemented a process for stockholders to send communications to the Board. All communications: (i) must be in writing; (ii) should indicate whether it is to be received by the entire Board or to specified individual Directors; and (iii) should clearly and concisely state the question or issue. The correspondence should be mailed or delivered to the Company,
Attention: Corporate Secretary, 42 Church Street, Gouverneur, New York 13642.

         The Nominating Committee will consider persons recommended by stockholders of record entitled to vote for the election of directors if timely written notice, in paper form, of the intent to make a nomination at a meeting of stockholders, is received by the Company, in accordance with its Bylaws, policies and applicable law. A copy of the Company's bylaws is available to all stockholders of record upon request. Stockholders who wish to suggest qualified candidates should write to: Gouverneur Bancorp, Inc., Attention: Secretary, at the address listed above. All recommendations should state, at minimum, the information set forth in this Proxy Statement under the caption "Director Nominations by Stockholders." The information submitted should also describe each nominee and an indication of the nominee's willingness to serve, if elected.

         The Bank does not have a formal policy regarding director attendance at the annual meeting. However, all directors are encouraged to attend. Last year all of our directors attended the annual stockholders' meeting.

Report of the Audit Committee

        In fulfillment of the SEC's requirements for disclosure in proxy materials relating to the functioning of audit committees, the Company's Audit Committee has prepared the following report for inclusion in this Proxy Statement.

         The Audit Committee is governed by a Charter, which specifies, among other things, the scope of its responsibilities and how those responsibilities are to be performed. The Charter is reviewed on an annual basis, and may be modified to reflect recent law changes and regulatory proposals under the Sarbanes-Oxley Act. A copy of the Audit Committee Charter, as amended, is posted and available on the Bank's website at (http://www.gouverneurbank.com) under the link `Investor Relations.' In accordance with the rules of the AMEX, the Audit Committee is comprised of the requisite number of members who are "independent" as defined by that listing standard.

         In the performance of its obligations required by the SEC, the Audit Committee has: (i) reviewed and discussed the audited consolidated financial statements with management; (ii) discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1, as may be modified or supplemented, and discussed with the auditors the auditors' independence.

         Based on the above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2007 for filing with the SEC.

         The Audit Committee has also reviewed and discussed the fees paid to its independent public accountants during the last two fiscal years for audit and non-audit services, which are set forth in this proxy statement under the heading "Independent Auditors' Fees" and has considered whether the provision of the non-audit services is compatible with the firm's independence and has concluded that it is.

         This report is included herein at the direction of the members of the Audit Committee, directors Jones, Monroe, Morrow (Chairman) and Pistolesi.

Audit Committee Financial Expert

         The members of the Audit Committee have experience in assessing the performance of companies, gained as members of the Company's Board of Directors and Audit Committee, as well as by serving in various capacities in other companies or governmental agencies. As a result, they each have an understanding of financial statements. Mr. Morrow, a retired Certified Public Accountant, has been determined by our Board of Directors to be an "audit committee financial expert" as that term is defined in Item 401(e) of Regulation S-B of the Securities Act of 1933 and is independent as defined by the AMEX and standards under Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

Independent Auditors' Fees

Preapproval Policies and Procedures

         In accordance with rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act and the Audit Committee's charter, all audit and audit-related services and all permitted non-audit work performed by the independent accountants, Beard Miller Company LLP, must be pre-approved by the Audit Committee, including the proposed fees for such work. The Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved, and is informed of each service actually rendered that was approved through its pre-approval process.

         Audit Fees. The aggregate fees paid to Beard Miller Company LLP for the audit of the Company's consolidated financial statements at and for the years ended September 30, 2007 and September 30, 2006 and the reviews of the interim consolidated financial 19 statements included in the Company's Forms 10-QSB for the quarterly periods in fiscal 2007 and fiscal 2006, the Annual Report on Form 10-KSB and the Annual Report to Stockholders, including out-of-pocket expenses, were $63,805 and $58,765, respectively.

         Audit-related fees. There were no audit-related fees paid to Beard Miller Company LLP in either of the past two fiscal years.

         Tax fees. There were no tax services rendered by the Company's independent accountants and therefore no fees were paid in either of the past two fiscal years.

         All Other Fees. There were no other services rendered by Beard Miller Company LLP in either of the past two fiscal years, and therefore no fees were paid.

                                  COMPENSATION

Director Compensation Table

         The following table sets forth information regarding compensation earned by non-employee directors of the Company.

-------------------------------------------------------------------------------------------------------------------------
Name                             Fees         Stock       Option    Non-Equity      Change in      All Other      Total
                                Earned        Awards      Awards    Incentive        Pension      Compensation     ($)
                                  or           ($)         ($)        Plan          Value and         ($)
                               Paid in                             Compensation   Nonqualified
                                 Cash                                  ($)          Deferred
                                  ($)                                             Compensation
                                                                                    Earnings
                                               (1)                                     ($)            (2)          (3)
-------------------------------------------------------------------------------------------------------------------------
Richard E. Jones             $   16,500    $    4,284      None        None        $    2,908         None     $   23,692
Frank Langevin               $   18,900    $    4,284      None        None        $    6,982    $    14,922   $   45,088
Robert J. Leader             $   14,700    $    4,284      None        None        $    6,450    $    75,475   $  100,909
Timothy J. Monroe            $   16,950    $    4,284      None        None        $    1,184         None     $   22,418
F. Toby Morrow               $   15,000    $    3,188      None        None        $    6,933         None     $   25,121
Joseph C. Pistolesi          $   16,800    $    4,284      None        None        $    1,698         None     $   22,782
-------------------------------------------------------------------------------------------------------------------------

-----------------------------

(1) Represents the compensation cost recognized in connection with the restricted stock of the Company granted to the non-employee directors, regardless of the year in which granted and calculated in accordance with FAS 123 (R) for financial statement purposes. Expense is calculated based on the closing price on the date the stock is awarded.
(2) Director Langevin's other compensation consists of compensation paid by the Bank for services rendered in representing the Bank's interest as construction consultant, "Clerk of the Works", during the construction of new branch office in Gouverneur. Director Leader's other compensation consists of fees paid the law firm of Case & Leader LLP for providing legal services to the Bank on a variety of lending, collection, litigation and other general banking matters. Most loan closings are handled by that law firm and are paid directly by the Bank on behalf of the borrowers. Director Leader is a Partner in the firm.
(3) Director Bennett's compensation as an employee director is disclosed in footnote #3 in the Summary Compensation Table.

Directors' Compensation

         All directors receive an annual retainer of $6,900, plus $575 for each Bank Board of Directors meeting they attend. Non-employee directors also receive $150 for certain committee meetings they attend and Mr. Langevin receives $2,400 annually as Chairman of the Board. Messrs. Bennett, Leader, Morrow, Jones and Pistolesi defer all or part of their director fees through the Gouverneur Savings and Loan Association Voluntary Deferred Compensation Plan for Trustees (the "Deferred Compensation Plan") in which investments may be made into a variety of mutual funds offered by RBC Dain Rauscher. There is currently no separate compensation paid for meetings of the Board of Directors of the Company. All of the directors are also eligible to participate in the Company's SOP and MRP, and Mr. Bennett may also participate in the Company's other compensation plans. All directors are participants in the Directors' Retirement Plan.

         The Directors' Retirement Plan. The Bank has established the directors' retirement plan. The plan provides a target benefit equal to 70% of each director's average annual board fees for the last three calendar years preceding his retirement. Directors may retire with a full benefit at age seventy-five and ten years of service, or retire with a reduced benefit starting at age sixty-five with twenty years of service. Upon a Participant's entitlement to benefit under this Plan, the Participant (or his designated beneficiary) shall be paid in the form of a single life annuity with ten (10) annual payments guaranteed.

         Voluntary Deferred Compensation Plan for Trustees. The Deferred Compensation Plan provides that a Bank director may elect to defer all or part of his annual director fees to the Deferred Compensation Plan. Currently, Directors Bennett, Jones, Leader and Pistolesi are deferring director fees pursuant to this plan. The deferred amounts are held in an individual account for each participant and are invested in a variety of mutual funds offered by RBC Dain Rauscher. Amounts deferred under this plan are distributed at a time and manner determined by each participant, except for certain specified payment dates upon a participant's termination as a director or upon reaching a certain age. The Deferred Compensation Plan also provides methods of distribution in the event of the death of a participant, a hardship faced by a participant (eg. financial difficulty resulting from a sudden illness), as well as upon a change in control of the Bank.

Outstanding Equity Awards

         The following table sets forth information regarding stock awards and stock options outstanding at September 30, 2007 for non-employee directors, whether granted in 2007 or earlier.


--------------------------------------------------------------------------------------------------------------------------
                                                           Option Awards                              Stock Awards
---------------------------  -----------------------------------------------------------------  --------------------------

Name                             Number           Number             Option         Option        Number        Market
                                 of Securities    of Securities      Exercise       Expiration    of Shares     Value of
                                 Underlying       Underlying         Price          Date          or units      Shares or
                                 Unexercised      Unexercised          ($)                        of stock      Units of
                                 Options          Options                                         that have     stock that
                                    (#)               (#)                                         not vested    have not
                                 Exercisable      Unexercisable                                      (#)        vested
                                                                                                                    ($)
                                     (1)                                                                            (2)
---------------------------  ----------------  ----------------  ------------  ---------------  -------------  -----------
Richard E. Jones                        1,700                --         $4.75       10/27/2009       1,020(3)      $11,475
Frank Langevin                          1,500                --         $4.75       10/27/2009       1,020(3)      $11,475
Robert J. Leader                           --                --            --          --            1,020(3)      $11,475
Timothy J. Monroe                          --                --            --          --            1,020(3)      $11,475
F. Toby Morrow                             --                --            --          --            1,700(4)      $19,125
Joseph C. Pistolesi                     2,250                --         $4.75       10/27/2009       1,020(3)      $11,475
---------------------------  ----------------  ----------------  ------------  ---------------  -------------  -----------

----------------------------

(1) All non-employee directors (other than Mr. Morrow, who has not been awarded any options) were awarded 4,500 options to purchase shares on October 27, 1999, which were fully vested on October 27, 2004.
(2) Market value is calculated on the basis of $11.25 per share, the closing price for our common stock on September 30, 2007.
(3) All non-employee directors (other than Mr. Morrow) were awarded 1,700 MRP shares on September 1, 2005, which vest in 20% installments with first vesting on September 1, 2006 and each anniversary thereafter until September 1, 2010.
(4) Mr. Morrow was awarded 1,700 MRP shares on December 29,2006, which vest in 20% installments with the first vesting on December 29, 2007 and each anniversary thereafter until December 29, 2011.

         Bank Owned Life Insurance Plan. The Bank established a Bank Owned Life Insurance plan ("BOLI") to replace current life insurance coverage and provide additional coverage for certain employees, provide supplemental retirement benefits for certain employees and provide a retirement plan for directors. The Bank purchased $3.5 million in bank owned life insurance to fund the plan. In 2006, two insurance policies covering the life of Director Straw were surrendered and a death benefit of $493,000, including $218,000 in cash surrender value, was paid to the Bank. Death benefit income of $275,000 was recorded in fiscal 2006.

         Stock Option Plan. Under the SOP, we may award options to purchase up to 107,281 shares of the Company's common stock. The term of the stock options may not exceed ten years, and they expire if not exercised within that period. No options may be granted by the Company under the SOP after August 17, 2009, which is ten years after our Board approved the SOP. The Personnel Committee may award either "incentive stock options" as defined under Section 422 of the Code, or stock options not intended to qualify as such ("non-qualified options").

         At September 30, 2007, there were 41,650 options outstanding, which were awarded to directors and officers of the Company, all of which have vested. Four directors, including an estate, and one employee exercised a total of 7,975 options in fiscal 2007 and a total of 22,100 options have been exercised as of September 30, 2007. On that date, there were 43,531 options available for grant. As of September 30, 2007, the aggregate fair market value of the 85,181 shares not yet issued under the SOP was $958,286, based on the closing sales price per share of the Company's common stock of $11.25 on the AMEX on that date.

         Management Recognition Plan. Like the SOP, the MRP is designed to help the Company and the Bank attract and retain directors, officers and employees by giving them a proprietary interest in the Company. Under the MRP, we may grant awards of up to 42,912 shares of our common stock. We have awarded 40,100 shares of restricted stock under the MRP, of which 31,560 shares have vested and been issued to the recipient. As of September 30, 2007, the aggregate fair market value of the 2,812 shares authorized, but not awarded under the MRP was $31,635, based on the latest closing sales price per share of the Company's common stock of $11.25 on the AMEX on that date. The MRP prohibits the vesting of restricted stock awards at a rate in excess of 20% per year beginning from the date of their grant, except in the event of the death or disability of the award recipient. The recipient of an award is not required to make any payment to the Company or the Bank in exchange for the shares and as the award vests, the vested shares will be the same as any other issued and outstanding shares of common stock of the Company.


                  Summary Compensation Table
--------------------------- ------  ---------  --------  --------  --------  ------------  -----------------  -----------  ---------
Name and Principal           Year    Salary     Bonus     Stock     Option     Non-         Change in           All         Total
Position                               ($)       ($)      Awards    Awards     Equity       Pension Value       Other        ($)
                                                           ($)       ($)       Incentive    and Nonqualified    Compen-
                                                                               Plan         Deferred            sation
                                                                               Compen-      Compensation          ($)
                                                                               sation       Earnings
                                                                               Earnings
                                                                                  ($)            ($)
                                       (1)       (1)       (2)       (2)                                          (3)
       (a)                    (b)      (c)       (d)       (e)       (f)          (g)            (h)              (i)        (j)
--------------------------- ------  ---------  --------  --------  --------  ------------  -----------------  -----------  ---------
Richard F. Bennett           2007   $135,000   $13,500    $4,284    None          None         $21,026          $21,568    $195,378
President and Chief          2006   $135,000   $16,200    $4,284    None          None           None           $21,502    $176,986
Executive Officer

Robert J. Twyman             2007   $ 70,000   $ 7,000    $1,686    $840          None         $74,381          $ 4,174    $158,081
Vice President and           2006   $ 68,000   $ 8,160    $2,616    None          None           None           $ 4,074    $ 82,850
Chief Financial Officer
--------------------------- ------  ---------  --------  --------  --------  ------------  -----------------  -----------  ---------

-----------------------------

(1) The figures shown for salary and bonus represent amounts earned for the fiscal year, whether or not actually paid during such year.
(2) Represents the compensation cost recognized in connection with the restricted stock and stock options of the Company granted to the NEOs, regardless of the year in which granted and calculated in accordance with FAS 123R for financial statement purposes. For more information concerning the assumptions used for those calculations, please refer to Note 12 to the consolidated financial statements.
(3) Mr. Bennett's other compensation includes (i) the Bank's matching contribution under its 401(k) Plan of $6,750 in fiscal 2007 and 2006; (ii) life and disability insurance premium payments of $611 in fiscal 2007 and 545 in fiscal 2006; (ii ) tax gross-ups of $407 in fiscal 2007 and fiscal 2006; and director fees paid by the Bank of $13,800 in fiscal 2007 and fiscal 2006. Mr. Twyman's other compensation includes (i) the Bank's matching contribution under its 401(k) Plan of $3,500 in fiscal 2007 and $3,400 in 2006; (ii) life and disability insurance premium payments of $370 in fiscal 2007 and 2006 and (iii) tax gross-ups of $304 in fiscal 2007 and fiscal 2006.

Executive Officer Compensation

         Neither of our named executive officers ("NEOs"), Richard F. Bennett and Robert J. Twyman, or any other employee, has an employment agreement with the Bank or the Company. Although the Bank and the Company do not have a formalized bonus policy, in fiscal 2007, Executive Officers received a 10% bonus and all other full-time employees received a 7% bonus and in fiscal 2006 Executive Officers and all other full-time employees received a 12% bonus. Mr. Bennett and Mr. Twyman participate in both the Supplemental Executive Retirement and Executive Life Insurance Plans. Mr. Bennett is also a participant in the Directors' Retirement Plan described in the Directors Compensation discussion. Mr. Bennett has additional life insurance coverage of $400,000 as per an agreement with the Board of Directors. This coverage is included in the BOLI.

         The Supplemental Executive Retirement Plan. The Bank has established the Supplemental Executive Retirement Plan. The plan will provide a target benefit equal to 70% of each participant's average annual compensation during the last three calendar years preceding his or her retirement after completing twenty years of cumulative service, offset by 50% of Social Security benefits, as well as Profit Sharing, ESOP and 401(k) contributions. Employees partially vest after completing ten years of cumulative service. Employees may retire with full benefit at age sixty-five, or retire with a reduced benefit starting at age sixty-two. Upon a Participant's entitlement to benefit under this Plan, the Participant shall be paid, at the election of the Participant (1) in annual installments for the greater of (a) the lifetime of the Participant; or (b) a guaranteed period of fifteen (15) years from the date of commencement of benefits under the Plan; or (2) in the form of an actuarial equivalent lump sum.

         The Executive Life Insurance Plan. The Bank established the executive life insurance plan in which our executive officers and certain employees participate. Split dollar life insurance provides for the joint purchase of a life insurance policy between an employer and an employee under which the policy benefits and costs are split between the parties. Each participant's death benefit generally shall equal two times his or her current or last salary at the time of death, with the Bank named as beneficiary on the balance of the coverage. The participant retains rights under this plan in certain circumstances after retirement or termination of employment.

         Outstanding Equity Awards

         The following tables set forth information regarding stock awards, stock options and similar equity compensation outstanding at September 30, 2007 for the NEOs, whether granted in 2007 or earlier.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

---------------------- ------------------------------------------------------------- -----------------------------
                                               Option Awards                                  Stock Awards
---------------------- ------------ ----------------- ------------- ---------------- ------------- ---------------

Name                   Number           Number             Option         Option        Number           Market
                       of Securities    of Securities      Exercise       Expiration    of Shares        Value of
                       Underlying       Underlying         Price          Date          or units         Shares or
                       Unexercised      Unexercised          ($)                        of stock         Units of
                       Options          Options                                         that have        Stock that
                          (#)               (#)                                         not Vested       have not
                       Exercisable      Unexercisable                                       (#)          Vested
                                                                                                           ($)

                            (2)                                                             (3)            (1)
---------------------- ------------ ----------------- ------------- ---------------- ------------- ---------------
Richard F. Bennett           26,750                --         $4.75       10/27/2009         1,020         $11,475
Robert J. Twyman              2,500                --         $9.30        4/23/2012           180         $ 2,025
---------------------- ------------ ----------------- ------------- ---------------- ------------- ---------------

-----------------------------

(1) Market value is calculated on the basis of $11.25 per share, which is the closing sales price for our common stock on September 30, 2007.
(2) Mr. Bennett was awarded 26,750 options on October 27, 1999, which fully vested on October 27, 2004 and Mr. Twyman was awarded 2,500 options on April 23, 2002, which fully vested on April 23, 2007.
(3) Mr. Bennett was awarded 1,700 MRP shares and Mr. Twyman was awarded 300 MRP shares on September 1, 2005, which vest in 20% installments with the first vesting on September 1, 2006 and each anniversary thereafter.

Employee Benefit Plans

         None of our officers receives compensation directly from the Company. All employees are paid by the Bank. We do not expect that we will pay separate compensation to officers or employees unless and until we engage in material business activities separate from the Company's ownership of the Bank.

         401-(k) Plan. The Bank maintains a tax-qualified savings and profit sharing plan under Section 401-(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Salaried employees with at least one year of service who are at least age 21 and have completed at least 1,000 hours of service may make pre-tax salary deferrals and after tax contributions under the 401-(k) Plan. The Bank contributes 3% of base salary for each employee participating in the 401-(k) Plan without regard to any employee matching contribution. For 2007, participating employees may make voluntary contributions to the 401-(k) Plan up to $15,000. ($20,000 for employees over age 50 making catch-up contributions) The Bank may, from time to time, make additional voluntary contributions.

Employees are fully vested in their salary deferrals and after tax contributions, and are gradually vested in the Bank's contribution after one year of service and fully vested after six years.

         Employee Stock Ownership Plan. When the Bank converted to the stock form of ownership, we established an Employee Stock Ownership Plan ("ESOP"). The ESOP purchased 85,825 shares of our common stock with a $429,125 loan from the Company. Substantially all employees of the Bank or the Company who have completed one year of service become participants in the ESOP.

         The Company and the Bank intend to contribute to the ESOP enough money to cover the payments due by the ESOP on the loan from the Company. The loan requires annual principal and interest payments, which repay the loan over 10 years. The loan permits optional pre-payment. The Company and the Bank may contribute more to the ESOP than is necessary to repay the loan.

         The ESOP pledged the shares it purchased as collateral for the loan. The ESOP allocates those shares among participants as the loan is repaid. If the Bank repays the ESOP loan as scheduled, the number of shares released is based on the amount of principal repaid that year and will be fully allocated over the ten year term of the loan. The ESOP allocates shares among participants, as they are released from the lien of the ESOP loan, generally based on each participant's share of total taxable compensation for the year. Benefits generally vest at the rate of 20% per year beginning after the participant's first year of service, with 100% vesting after five years of service. Employees receive credit for service prior to the Bank's mutual holding company reorganization for vesting purposes. Participants are immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures (shares allocated to an employee which are not yet vested when that employee's employment terminates) will generally be reallocated among remaining participating employees, in the same proportion as contributions (based upon the proportion of the employee's allowable compensation to that of all employees) or used to repay the ESOP loan. Vested benefits may be distributed in a single sum or installment payments and are payable upon death, termination of employment or attainment of age 65, subject to certain rights to elect to defer the distribution of benefits.

         Richard F. Bennett and Robert J. Twyman are the trustees for the ESOP. A total of 58,303 of the ESOP shares have been released for allocation to employees to date, and the trustees, subject to their fiduciary duty, must vote all allocated shares held in the ESOP as the employees to whom the shares have been allocated instruct them. Allocated shares for which no instructions are received and shares not yet allocated are voted generally in the same proportion as allocated shares for which voting instructions are received. The Personnel Committee of the Company oversees the Company's activities related to the ESOP.

         The ESOP may purchase additional shares of our stock in the future, in the open market or otherwise, and may do so either with borrowed funds or with cash dividends, employer contributions or other cash flow.

Personnel Committee Report on Executive Compensation

         In fulfillment of SEC requirements for disclosure in proxy materials of the Personnel Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this Proxy Statement.

         General Policy Considerations. For fiscal 2007, the compensation of Mr. Bennett, the Chief Executive Officer, was determined by the Personnel Committee of the Bank. The committee, in evaluating compensation for Mr. Bennett, considered the nature of his responsibilities, length of service, competitive salaries in banking and other industries, quality of performance, the performance of the Bank officers and employees working under his supervision, challenges faced since the reorganization of the Bank and special projects or unusual difficulties affecting work load and performance. The committee also considered the additional challenges faced by Mr. Bennett in connection with the construction of a new bank building in Gouverneur, New York. The committee also evaluated the Bank's performance during the preceding fiscal year.

         This report is included herein at the direction of the members of the Personnel Committee, directors Langevin (Chairman), Jones, Leader, Monroe, Morrow and Pistolesi.

Personnel Committee Interlocks and Insider Participation

         The Personnel Committees of the Bank and the Company consist of directors Jones, Langevin, Leader, Monroe, Morrow, and Pistolesi. None of these individuals is or has been an officer or employee of the Company or the Bank. When the Board of Directors functions on matters pertaining to the compensation of Mr. Bennett, he does not participate in the deliberations or vote by the Board.

Transactions with Directors and Officers.

         The directors and the executive officers of the Bank maintain normal deposit account relationships with the Bank on terms and conditions no more favorable than those available to the general public. In the ordinary course of business, the Bank may make loans to directors, officers and employees. All loans to directors, executive officers and related parties are on substantially the same terms, including interest rate and collateral, as those prevailing at the same time for comparable loans to other customers and do not involve more than normal risk of collectibility or present other unfavorable features.

         Director Robert J. Leader is a Partner of the law firm of Case & Leader LLP, which provides legal services to the Bank on a variety of lending, litigation and other general banking matters. The total amount paid to Case & Leader LLP by the Bank was approximately $75,475 during fiscal 2007, which represents fees on most loan closings handled by that law firm paid directly by the Bank on behalf of the borrowers.

         Director Frank Langevin worked for the Bank on the construction of the new branch office in Gouverneur in the capacity of job clerk, "Clerk of the Works". The amount paid to Mr. Langevin for this service was approximately $14,922 during fiscal 2007.

                            [GRAPHIC CHART OMITTED]

                            Gouverneur Bancorp, Inc.

                            Total Return Performance


                                                              Period Ending
                            --------------------------------------------------------------------------------
Index                         09/30/02      09/30/03      09/30/04      09/30/05      09/30/06      09/30/07
------------------------------------------------------------------------------------------------------------
Gouverneur Bancorp Inc.         100.00        109.49        142.05        127.96        148.94        122.64
NASDAQ Composite                100.00        152.46        161.84        183.58        192.69        230.49
SNL Thrift Index                100.00        138.64        160.15        168.09        195.66        178.57
SNL <$250M Thrift Index         100.00        137.75        147.92        149.79        150.69        146.32

                      Stockholder Return Performance Graph

         Set forth above is a line graph comparing the cumulative total stockholder return on Gouverneur Bancorp, Inc. common stock with cumulative stockholder return of a broad market index including: (i) the total return industry index for SNL All Thrift stocks (SNL is a firm that compiles and distributes financial information); (ii) the NASDAQ total return for the U.S. Stock Market; and (iii) as a peer group comparison, SNL's total return index for thrifts with assets less than $250 million. In accordance with SEC guidelines, the closing price of a share of our common stock on September 30, 2002 was used to establish the initial point in the performance graph. The closing price on that date was $10.30.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities to file with the SEC initial reports of ownership, and reports of changes in ownership of the Company's common stock generally, as now required, by the second business day following a reportable transaction (e.g., acquisition or disposition of securities). Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is advised that Mr. Bennett did not file one Form 4 timely during fiscal 2007.

         II. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's Board of Directors appointed Beard Miller Company LLP of Harrisburg, Pennsylvania as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2007, subject to ratification by the stockholders at the meeting. Beard Miller Company LLP, has been engaged by the Company and the Bank since December 2002 to audit the consolidated financial statements.

         A representative of Beard Miller Company LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she wishes to do so. We also expect that the representative will be available to answer appropriate questions from stockholders.

                                 OTHER BUSINESS

         We have no reason to believe that any other business will be presented at the meeting, but if any other business shall be presented, the Board of Directors, as the holder of the proxies solicited by this Proxy Statement, will vote on such matters in accordance with its judgment.

                                     GENERAL

         We are distributing our Annual Report for fiscal year 2007 with this Proxy Statement to stockholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

         If you submit a properly completed proxy card to the Company on the form distributed with this Proxy Statement, it will be voted if received before the voting is closed at the meeting. The proxy will be voted in the manner directed on the proxy card. If the proxy card is signed and returned but no directions are given, the proxy will be voted "FOR" the director nominee and the ratification of the appointment of the independent public accountants.

         The cost of this Proxy Statement and the related proxy solicitation will be borne by the Company. In addition, directors, officers and employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement with Notice of Annual Meeting and the form of proxy card to the beneficial owners of such shares.

          STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2009

         The Company's Board of Directors will establish the date for the 2009 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the SEC, to have a stockholder proposal included in the Company's Proxy Statement for the 2009 meeting, the proposal must be received by the Company at its principal executive offices, 42 Church Street, Gouverneur, New York 13642, Attention: Charles C. VanVleet, Secretary, at least 120 days in advance of the date in the year 2009 which corresponds to the date in the year 2008 when we first release this Proxy Statement to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements described in this proxy statement regarding the advance notice that is required before a stockholder is permitted to offer a proposal for a vote at any stockholders' meeting.

         The Company will furnish, without charge to any stockholder submitting a written request, a copy of the Company's annual report on Form 10-KSB for fiscal year 2007 required to be filed with the SEC. Such written request should be directed to Charles C. VanVleet, Secretary, at our address stated above. The Form 10-KSB report is not a part of the proxy solicitation materials.

                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW


Gouverneur, New York
January 10, 2008

                                 REVOCABLE PROXY
                            GOUVERNEUR BANCORP, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints the Board of Directors of Gouverneur Bancorp, Inc., or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Gouverneur Bancorp, Inc., to be held on February 11, 2008 beginning at 10:00 a.m. at the Boardroom of Gouverneur Savings & Loan Association, 20 John Street, Gouverneur, New York, or at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

                                                   For     Withhold
1. ELECTION OF DIRECTORS

         Robert J. Leader                          [ ]       [ ]

   INSTRUCTION: To withhold authority to vote for nominee, please check the withhold box:

   _________________________________________________________________________


2. The ratification of the appointment of          For     Against    Abstain
   Beard Miller Company LLP as the
   independent public accountants for
   the fiscal year ending September 30, 2008.      [ ]       [ ]        [ ]



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" BOTH OF THE PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                      Date _____________________

Signature ____________________     Signature if held jointly ___________________

    Detach above card, sign, date and mail in postage-paid envelope provided.

                            GOUVERNEUR BANCORP, INC.

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY